UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 10, 2008

Inhibitex, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-50772	742708737
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9005 Westside Parkway, Alpharetta, Georgia		30004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	678-746-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 10, 2008, Inhibitex, Inc (the "Company") received written notification (the "Notice") from The NASDAQ Stock Market ("NASDAQ") that the bid price of its common stock for the prior 30 consecutive business days had closed below the minimum $1.00 per share (the "Minimum Price Requirement") required for continued listing on the NASDAQ Global Market under Marketplace Rule 4450(a)(5)(the "Rule"). Pursuant to Marketplace Rule 4450(e)(2), the Company has been provided an initial period of 180 calendar days, or until July 8, 2008, to regain compliance. The Notice states the NASDAQ staff (the "Staff") will provide written notification that the Company has achieved compliance with the Rule if at any time before July 8, 2008, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days. The Notice also states that the Staff has the discretion to require compliance for a period in excess of 10 consecutive business days, but generally no more than 20 consecutive business days, under certain circumstances.

If the Company does not regain compliance with the Rule by July 8, 2008, the Staff will provide notice to the Company that its securities will be delisted from the NASDAQ Global Market. If the Company receives such a letter, it will have an opportunity to appeal the determination to the Listing Qualification Panel or to apply to transfer its common stock to the NASDAQ Capital Market, pursuant to Marketplace Rule 4450(i). If the Company's application to the NASDAQ Capital Market is approved under Marketplace Rule 4310(c), then the Company will have an additional 180 day compliance period in order to regain compliance with the Rule. If the Company does not regain compliance with the Rule by the end of the additional 180 day compliance period, the Staff will again provide written notice that the Company's securities will be delisted, and the Company may appeal the Staff's determination to the Listing Qualification Panel at such time.

A copy of the press release issued by the Company on January 14, 2008, regarding its notice of failure to satisfy one of NASDAQ's continued listing standards is attached to this current report as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description of Exhibits
________________________________________
99.1 Press Release dated January 14, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inhibitex, Inc.

January 14, 2008	By:	Russell H. Plumb

Name: Russell H. Plumb
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 14, 2008.